AMENDMENT NO. 3

                           dated as of April 21, 1999


                                     to the

                          TRUST AND SERVICING AGREEMENT
                                      among


               FINOVA COMMERCIAL MORTGAGE LOAN OWNER TRUST 1998-1
                                     (Trust)


                  FINOVA REALTY CAPITAL WAREHOUSE FUNDING, L.P.
                                   (Depositor)


                           FINOVA CAPITAL CORPORATION
                                (Loan Originator)


                           FINOVA CAPITAL CORPORATION
                                   (Servicer)


                           FINOVA CAPITAL CORPORATION
                               (Transfer Obligor)

                                       and

                            WILMINGTON TRUST COMPANY
                                 (Owner Trustee)

               FINOVA COMMERCIAL MORTGAGE LOAN OWNER TRUST 1998-1
               COMMERCIAL MORTGAGE LOAN ASSET-BACKED CERTIFICATES

                          Dated as of September 1, 1998
   ---------------------------------------------------------------------------

                                 AMENDMENT NO. 3
                                     TO THE
                          TRUST AND SERVICING AGREEMENT
                           dated as of April 21, 1999


     AMENDMENT NO. 3 TO THE TRUST AND SERVICING AGREEMENT, dated as of April 21, 1999 ("AMENDMENT NO. 3") to that certain Trust and Servicing Agreement, dated as of September 1, 1998 (the "TRUST AND SERVICING AGREEMENT") among FINOVA COMMERCIAL MORTGAGE LOAN OWNER TRUST 1998-1, a Delaware business trust (the "TRUST"), FINOVA REALTY CAPITAL WAREHOUSE FUNDING, L.P., a Delaware limited partnership, as Depositor (the "DEPOSITOR"), FINOVA CAPITAL CORPORATION, a Delaware corporation, as Loan Originator (the "LOAN ORIGINATOR"), FINOVA CAPITAL CORPORATION, a Delaware corporation, as Transfer Obligor (the "TRANSFER OBLIGOR"), FINOVA CAPITAL CORPORATION, as Servicer (the "SERVICER") and WILMINGTON TRUST COMPANY, a Delaware banking corporation, as Owner Trustee on behalf of the Certificateholders (in such capacity, the "OWNER TRUSTEE").


                             PRELIMINARY STATEMENTS

     WHEREAS, the parties hereto have entered into the Trust and Servicing Agreement, whereby the Owner Trust Estate was conveyed to the Trustee;

     WHEREAS, Section 17.02 provides the Trust and Servicing Agreement may be amended in writing by the parties thereto; and

     WHEREAS the parties hereto wish to make certain amendments to the Trust and Servicing Agreement;

     NOW, THEREFORE, in consideration of the premises and the mutual agreements hereinafter set forth, the parties hereto, intending to be legally bound, hereby agree as follows:

     1. DEFINITIONS. Unless otherwise defined herein, all capitalized terms shall have the meaning set forth in the Trust and Servicing Agreement.

     2. AMENDMENT TO TRUST AND SERVICING AGREEMENT.

     (a) Section 1.01 is hereby amended by:

          (i) deleting the definition of "EXPECTED FINAL DISTRIBUTION DATE" and replacing such definition with the following:

     EXPECTED FINAL DISTRIBUTION DATE: The Expected Final Distribution Date with respect to the Class A Certificates shall be October 1, 2019, or, if such day is not a Business Day, then the next Business Day, or such later date as may be agreed in writing by the Majority Certificateholders, provided that if the Majority Certificateholders shall exercise the Put Option or a Disposition shall occur, the Expected Final Distribution Date shall be the earlier of the Put Date and the date of the second Disposition (or such later date as the Majority Certificateholders may agree in writing in their sole discretion).

     (b) Section 2.03(a)(vi) is hereby amended by deleting the word "and" after ";".

     (c) Section 2.03(a)(vii) is hereby amended by deleting "." and inserting "; and".

     (d) Section 2.03(a) is hereby amended by adding Section 2.03(a)(viii) as follows:

     (viii) notwithstanding Section 10.01 or any other provision of this Agreement, to enter into and perform its obligations under that certain Mortgage Loan Purchase Agreement, dated as of April 21, 1999 (the "MORTGAGE LOAN PURCHASE AGREEMENT") among the Trust, as seller, FINOVA Realty Capital Inc. and Morgan Stanley Capital I Inc., as depositor, and to execute and deliver all other certificates and documents required to be executed and delivered thereunder, and, pursuant to Section 1(a)(i)(O) of the Administration Agreement, the Administrator shall perform all administrative duties on behalf of the Trust with respect to the Mortgage Loan Purchase Agreement.

     (e) Section 4.06(a)(iii)(A) is hereby amended by deleting the entire section and replacing such section with the following:

     (A) There shall occur two Dispositions (or two sets of simultaneous Dispositions) either as a result of the exercise of the Put Option or the Disposition Agent's decision to effect a Disposition. To the extent that the Issuer, Loan Originator and Majority Certificateholders so agree in writing, there may occur additional Dispositions.

     (f) Section 4.06(b)(iii) is hereby amended by deleting the word "and" after ";".

     (g) Section 4.06(b)(iv) is hereby amended by deleting "." and inserting "; and".

     (h) Section 4.06(b) is hereby amended by adding Section 4.06(b)(v) as follows:

     (v) make such representations and warranties concerning the Loans as of the "cutoff date" of the related Disposition to the Disposition Participants as may be necessary to effect the Disposition and such additional representations and warranties as may be necessary, in the reasonable opinion of any of the Disposition Participants, to effect such Disposition; provided, that the Trust shall not be required to make any representation or warranty beyond the scope or substance of the representations and warranties delineated herein; provided further that pursuant to Section 4.06(a)(i)(A) of this Agreement, the Loan Originator shall guaranty such representations and warranties; provided further that any obligations that result from any breach of the representations and warranties made by the Trust are paid for from amounts otherwise payable pursuant to 7.01(c)(3)(viii).

     2. ATTORNEYS FEES. The Servicer agrees to pay as and when billed by the Initial Class A Certificateholder and the Owner Trustee, respectively, the reasonable fees, disbursements and expenses of counsel to the Initial Class A Certificateholder and the Owner Trustee, respectively, in connection with the amendments to the Basic Documents effected on the date hereof.

     3. FULL FORCE AND EFFECT. Except as modified by this Amendment No. 3, the Trust and Servicing Agreement shall otherwise remain in full force and effect against any and all of the parties thereunder.

     4. GOVERNING LAW. This Amendment No. 3 shall be governed by, and construed in accordance with, the laws of the State of Delaware, without reference to its conflicts of laws provisions, and the obligations, rights and remedies of the parties hereunder shall be determined in accordance therewith.

     5. COUNTERPARTS. This Amendment No. 3 may be executed by the parties hereto in separate counterparts, each of which when so executed and delivered shall be an original, but all such counterparts shall together constitute but one and the same instrument.

     IN WITNESS WHEREOF the parties have executed this Amendment No. 3 as of the date first above written.

                                  FINOVA COMMERCIAL MORTGAGE LOAN
                                  OWNER TRUST 1998-1,

                                  By: FINOVA Capital Corporation, as
                                      Administrator on behalf of the Issuer

                                  By: /s/ Meilee Smythe
                                      Name: Meilee Smythe
                                      Title: Sr. Vice President/Treasurer

                                  FINOVA REALTY CAPITAL WAREHOUSE FUNDING, L.P.,
                                      as Depositor

                                  By: FINOVA Warehouse Funding Inc.,
                                      as General Partner

                                  By: /s/ Melissa C. Huckins
                                      Name: Melissa C. Huckins
                                      Title: Vice President-Assistant Treasurer

                                  FINOVA CAPITAL CORPORATION,
                                      as Loan Originator

                                  By: /s/ Meilee Smythe
                                      Name: Meilee Smythe
                                      Title: Sr. Vice President/Treasurer

                                  FINOVA CAPITAL CORPORATION,
                                      as Transfer Obligor

                                  By: /s/ Meilee Smythe
                                      Name: Meilee Smythe
                                      Title: Sr. Vice President/Treasurer

                                  FINOVA CAPITAL CORPORATION,
                                      as Servicer

                                  By: /s/ Meilee Smythe
                                      Name: Meilee Smythe
                                      Title: Sr. Vice President/Treasurer

                                  WILMINGTON TRUST COMPANY,
                                      as Owner Trustee

                                  By: /s/ Rosemary Pantano
                                      Name: Rosemary Pantano
                                      Title: Financial Services Officer


AGREED AND ACCEPTED:


FINOVA REALTY CAPITAL
WAREHOUSE FUNDING, L.P.,
      as holder of 100% of the
      Percentage Interests of the Class B Certificates


By: FINOVA WAREHOUSE FUNDING INC.,
    as General Partner


By: /s/ Melissa C. Huckins
    Name: Melissa C. Huckins
    Title: Vice President-Assistant Treasurer

               FINOVA COMMERCIAL MORTGAGE LOAN OWNER TRUST 1998-1
               COMMERCIAL MORTGAGE LOAN ASSET-BACKED CERTIFICATES

                          INSTRUCTION TO OWNER TRUSTEE

     Reference is hereby made to the Trust and Servicing Agreement (the "TRUST AGREEMENT"), dated as of September 1, 1998 among FINOVA COMMERCIAL MORTGAGE LOAN OWNER TRUST 1998-1, a Delaware business trust (the "TRUST"), FINOVA REALTY CAPITAL WAREHOUSE FUNDING, L.P., a Delaware limited partnership, as Depositor (the "DEPOSITOR"), FINOVA CAPITAL CORPORATION, a Delaware corporation, as Loan Originator, FINOVA CAPITAL CORPORATION, a Delaware corporation, as Transfer Obligor, FINOVA CAPITAL CORPORATION, as Servicer and WILMINGTON TRUST COMPANY, a Delaware banking corporation, as Owner Trustee on behalf of the Certificateholders (in such capacity, the "OWNER TRUSTEE"). Capitalized terms not defined herein shall have the meanings ascribed to such terms in the Trust Agreement.

     1. Morgan Stanley Securitization Funding Inc. hereby certifies that it is the Initial Class A Certificateholder and is the Holder of 100% of the
Percentage Interests of the Class A Certificates and is the Majority Certificateholder.

     2. The Depositor certifies that it is holder of 100% of the Percentage Interests of the Class B Certificates.

     3. Section 17.02 of the Trust Agreement provides, among other things, that the Trust Agreement may be amended from time to time by the parties thereto with the prior written consent of the Majority Certificateholders, such consent is hereby given.

     4. Section 11.03 of the Trust Agreement provides that the Majority Certificateholders, may with written instruction, direct the Owner Trustee in the management of the Trust consistent with the purpose of the Trust.

     5. Section 7.01(c)(4) of the Trust Agreement provides that the Majority Certificateholders and the Trust may agree, upon written notice to the Owner Trustee, on additional Distribution Dates, and shall specify within such notice each amount to be withdrawn from the Collection Account and Distribution Account on such day.

     6. Morgan Stanley Securitization Funding Inc., as the holder of 100% of the Percentage Interests of the Class A Certificates and the Depositor, as the holder of 100% of the Percentage Interests of the Class B Certificates, hereby waive the written notice to the Certificateholders and the Intitial Class A
Certificateholder of Amendment No. 3, dated as of April 21, 1999 to the Trust and Servicing Agreement (the "AMENDMENT NO. 3"), among the Trust, the Depositor, the Loan Originator, the Transfer Obligor, the Servicer and the Owner Trustee.

     7. Morgan Stanley Securitization Funding Inc., as the holder of 100% of the Percentage Interests of the Class A Certificates and the Depositor, as the holder of 100% of the Percentage Interests of the Class B Certificates hereby direct the Owner Trustee to execute the Amendment No. 3.

     8. Morgan Stanley Securitization Funding Inc. as the holder of 100% of the Percentage Interests of the Class A Certificates and the Trust hereby notify and direct the Owner Trustee to designate April 21, 1999 as an additional Distribution Date (the "NEW DISTRIBUTION DATE").

     9. Morgan Stanley Securitization Funding Inc. as the holder of 100% of the Percentage Interests of the Class A Certificates and the Trust direct the Owner Trustee to distribute all amounts on deposit in the Collection Account and Distribution Account on the date hereof in accordance with Schedule A.

     10. Morgan Stanley Securitization Funding Inc. as the holder of 100% of the Percentage Interests of the Class A Certificates and the Trust direct the Disposition Agent to remit the Disposition Proceeds to the Distribution Account for distribution in accordance with the prior paragraph.

     11. Morgan Stanley Securitization Funding Inc., as the holder of 100% of the Percentage Interests of the Class A Certificates and the Depositor, as the holder of 100% of the Percentage Interests of the Class B Certificates hereby direct the Owner Trustee to execute the Certificate, dated as of April 21, 1999, attached to the opinion of counsel to FINOVA Realty Capital Inc.

                            [SIGNATURE PAGE FOLLOWS]

As of April 21, 1999


                                      MORGAN STANLEY SECURITIZATION
                                          FUNDING INC.,
                                          as Majority Certificateholder of 100%
                                          of the Percentage Interests of the
                                          Class A Certificates

                                      By: /s/ Marc Flamino
                                          Name:  Marc Flamino
                                          Title:  Vice President

                                      FINOVA COMMERCIAL MORTGAGE LOAN OWNER
                                          TRUST 1998-1,

                                      By: Wilmington Trust Company,
                                          not in its individual capacity
                                          but solely as Owner Trustee

                                      By: /s/ Emmett R. Harmon
                                          Name: Emmett R. Harmon
                                          Title: Vice President


                                      FINOVA REALTY CAPITAL WAREHOUSE
                                          FUNDING, L.P.,
                                          as holder of 100% of the Percentage
                                          Interests of the Class B Certificates

                                      By: FINOVA WAREHOUSE FUNDING INC.,
                                          as General Partner

                                      By: /s/ Melissa C. Huckins
                                          Name: Melissa C. Huckins
                                          Title: Vice President-Assistant
                                          Treasurer

[INSTRUCTION TO OWNER TRUSTEE]

                                   SCHEDULE A



Owner Trustee Fee:                                               $0

Custodian Fee:                                                   $0

Nonrecoverable Servicing Advances:                               $0

Hedge Funding Requirement:                                       $0

Sum of Interest Distribution Amount and Interest
  Carry-Forward Amount (paid to the Class A
  Certificateholders):                                           $1,029,545.12

Sum of Overcollateralization Shortfall and Principal
  Carry-Forward Amount (paid to the Class A
  Certificateholders):                                           $480,511,114.81

Trust/Depositor Indemnities and Due Diligence Fees:              $0

Servicing Compensation:                                          $0

All Remaining Amounts to the Class B Certificateholder:          $47,825,435.88